Exhibit 10.2

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
Credit Line Account Application and	5F
Agreement for Organizations and Businesses	SS# / TIN
HB	Internal Use Only

For Internal Use Only

Variable Credit Line Account at UBS Bank USA

5V
Fixed Credit Line Account at UBS Bank USA

5F

Collateral Account(s) at UBS Financial Services Inc.
Insert the information below for each UBS Financial Services Inc. account to be pledged to secure the Borrower’s credit line.
Full Collateral (Securities) Account Title	Branch	Account Number	FA#
1)
2)
3)
4)
5)
6)

Credit Line Account
Select the type of credit line account:
☐ Variable Credit Line Account
☐ Fixed Credit Line Account
☐ Both

If you do not indicate your preference you will be deemed to have selected the “Both” option.

Account Ownership	Select the Organization/Business Structure:
Is this entity / organization a	☐ Corporation
business that provides	☐ Corp- Subchapter ‘S’	☐ Fed Charter-Credit Union	☐ Fed Charter-Trust Co.
commercial goods or services (i.e., an operating entity)?	☐ Limited Liability Company (LLC)	☐ Foundation-not for profit	☐ Govt Agency-Federal
	☐ Limited Liability Partnership (LLP)	☐ Endowment-not for profit	☐ Govt Agency-Local Ent
☐ Yes ☐ No	☐ Limited Liability-Limited	☐ State Charter-S&L Bank	☐ Govt Agency-State
	Partnership (LLLP)	☐ State Charter-Savings Bank

Any changes or corrections	☐ Sole Proprietorship	☐ State Charter-Comm Bank
to the information on this	☐ Partnership-General	☐ State Charter-Trust Co.
application must be initialed by	☐ Partnership-Limited	☐ State Charter-Credit Union
you.	☐ Association	☐ State Charter-Indus Loan
	☐ Partnership-Invest Club	☐ Fed Charter-Savings Assoc
	☐ Invest Club Membership	☐ Fed Charter-Nat’l Bank

Borrower Information
This section should be completed by the Organization/Business.

Borrower
Organization / Business Name			Location of Address
Organization/Business is (please complete each item that applies):			☐ Business - Primary	☐ Other (please specify)
1)	☐ Incorporated	☐ Unincorporated
2)	☐ For Profit	☐ Not For Profit	Street Address (If a P.O. Box, complete the Additional Address Information on page 3 .):
Industry Group (e.g., Construction, Service, etc.):

Is the Organization/Business publicly listed?	☐ No	☐ Yes; specify:	City:	State:	ZIP:
Business Telephone Number:

Exchange (NYSE, AMEX, or NASDAQ)	Ticker Symbol

Place of Formation / Incorporation
☐	USA (if formed/incorporated, specify
State):
☐	Other (specify)

TIN:	Date of Incorporation / Establishment:

HB Rev 07/08 HB LOAD SPEDOC UX E HB V102	© 2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 4

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
5F
SS# / TIN
Internal Use Only

Borrower Financial and Ownership Information
Annual Income:	Liquid Assets:	Is the Borrower an officer or member of the board of directors of
UBS AG, its subsidiaries or affiliates?*
Net Worth	Fiscal Year End (indicate month)	☐ Yes ☐ No If yes, please specify:

		Subsidiary or Affiliate	Employee Name and SS#
Do you receive a substantial amount of your revenue/wealth
(over 50%) (trade/export) from a country outside of the United States?		Is the Borrower an immediate family member of an executive officer or
☐ Yes ☐ No If yes specify:		member of the board of directors of UBS AG? Immediate family member means a spouse or any other relative residing in the Borrower’s
Country(ies):		household to whom the Borrower lends financial support.
☐ Yes ☐ No If yes, please specify:
Does the Borrower own 10% or more of the shares of any publicly
traded company?		Subsidiary or Affiliate	Employee Name and SS#
☐ Yes ☐ No If yes, please specify company and %:
	%	Will any of the loan proceeds be used to repay any debt or obligation owed to, or purchase an asset from, UBS AG or its subsidiaries or affiliates?
☐ Yes ☐ No If yes, please specify:
Are any of the Borrowers, business owners or directors/principal
officers a control person of UBS AG or its subsidiaries or affiliates?*		Subsidiary or Affiliate
☐ Yes ☐ No If yes, please specify company and %:
%

*For purposes these questions, “control” means a person or entity that either (a) owns, controls or has the power to vote 25% or more of any class of voting securities, (b) has the ability to control the election of the majority of the directors of a company, or (c) has the power to exercise a controlling influence over management policies. A person or entity is presumed to have control of a company if the person or entity owns, controls or has the power to vote 10% or more of any class of voting securities of the company and (i) the person is an executive officer or director of the company or (ii) no other person has a greater percentage of that class of voting securities.

Principal Officer/Beneficial Owner

Complete this section for the Principal Officer(s) of the borrower, or beneficial owner for an LLC. To include additional principal officers please photocopy this page and submit it with the application.

Principal Officer Name	SS#		Principal Officer Name	SS#

Country of Citizenship:		Date of Birth	Country of Citizenship:		Date of Birth

☐ USA	☐	Other (specify)	☐ USA	☐	Other (specify)

Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)	Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)
/	/

Passport/CEDULA Country of Issuance:			Passport/CEDULA Country of Issuance:

Street Address:			Street Address:

City:	State:	ZIP	City:	State:	ZIP

Telephone Number:			Telephone Number:

HB Rev 07/08 HB LOAD SPEDOC UX E HB V102	© 2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 4

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
5F
SS# / TIN
Credit Line Account Features	Internal Use Only
Check Writing	Alternate Mailing Address for Checks
If you would like to receive Credit Line checks for your credit line account, please enroll below:	Print the mailing address for the delivery of checks if different from the address on the checks:

☐ Check here if you would like Credit Line checks.
Checks will be in the name of the Borrower.
Please print the address that you would like to appear on your checks.	Wire Instructions for Loan Payment: (In US Dollars)
Bank Name: UBS AG
Wire System Address: ABA 026007993

For Further Credit to the Account of: UBS Bank USA
Account Number: 101-WA-792479-000

For the Benefit of: Full Name
Account Number: 5[F or V] 00000

Senior Political Affiliation

Are you, any authorized signatories, beneficial owners, trustees, powers of attorney or other individuals with authority to effect transactions, or any of their immediate family members or close associates a:

I)	Current U.S. political official (as defined in section B below)? ☐ No ☐ Yes; complete:

A) Political Official’s Name:

	B) Current Position:	☐ President	☐ Vice President	☐ US Cabinet Member

		☐ Speaker of the House of Representatives		☐ Supreme Court Justice

		☐ Chairman of the Joint Chiefs of Staff		☐ Ambassador

	C) Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate

☐ Associates with business or trust

II)	Current or former Senior non-U.S. political official, non-U.S. Religious Group/Organization, or Senior/Influential representative of a non-U.S. Religious Group/Organization?			☐ No ☐ Yes; complete:

Political Official’s Name:

Current or Former Position:

	Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate

☐ Associates with business or trust

Duplicate Party Addendum

Complete this section for each Duplicate Party to receive a duplicate credit line account statement.

Internal Location Code (UBS Financial Services Inc. Use Only)
Name:		Country of Citizenship:
		☐	USA	☐	Other (specify):
Street Address:		City:				State:	Zip:

Additional Address Information If your mailing address is a P.O. Box please provide a residential street address below:

First Name:	Last Name:	Street Address:

Location of Address:
☐ Business - Primary
☐ Business - Secondary		City:				State:	ZIP:

☐ Other (specify)

HB Rev 07/08 HB LOAD SPEDOC UX E HB V102	© 2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 4